UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2006

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31369 (Commission File Number)	65-1051192 (IRS Employer Identification No.)

(Address of registrant’s principal executive office)

505 Fifth Avenue
New York, New York 10017

Registrant’s telephone number, including area code: (212) 771-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

        This Current Report on Form 8-K includes as an exhibit a press release, dated October 18, 2006, reporting the financial results of CIT Group Inc. as of and for the quarter ended September 30, 2006. The press release is attached as Exhibit 99.1. This press release includes certain non-GAAP financial measures. A reconciliation of those measures to the most directly comparable GAAP measures is included as a table to the press release.

Item 5.02.   Departure of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officers.

        This Current Report on Form 8-K includes as an exhibit a press release, dated October 18, 2006, reporting that the Board of Directors of CIT Group Inc. at a meeting held on that date elected Susan Lyne a member of the Board of Directors, effective October 17, 2006. The press release is attached as Exhibit 99.2.

Item 8.01.   Other Events.

        This Current Report on Form 8-K includes as an exhibit a press release, dated October 17, 2006, reporting that the Board of Directors of CIT Group Inc. declared (a) a cash dividend in the amount of $.20 per share for the quarter ended September 30, 2006 on the Company’s common stock, payable on November 30, 2006 to holders of record on November 15, 2006, (b) a cash dividend in the amount of $0.3968750 per share on the Company’s Series A preferred stock in the aggregate amount of $5,556,250 for the quarter ended September 30, 2006, payable on December 15, 2006 to holders of record on November 30, 2006 and (c) a cash dividend in the amount of $1.2972500 per share on the Company’s Series B preferred stock in the aggregate amount of $1,945,875 for the quarter ended September 30, 2006, payable on December 15, 2006 to holders of record on November 30, 2006. The press release is attached as Exhibit 99.3.

Item 9.01.   Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press release issued by CIT Group Inc. on October 18, 2006. 99.2 Press release issued by CIT Group Inc. on October 18, 2006. 99.3 Press release issued by CIT Group Inc. on October 17, 2006.

        This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” “target,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2005, as updated on Form 8-K on May 31, 2006 for certain changes in segment reporting. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC. (Registrant)
By:	/s/ William J. Taylor William J. Taylor Executive Vice President & Controller (Principal Accounting Officer)

Dated: October 18, 2006

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